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                                                                    EXHIBIT 10.7

                             STOCK OPTION AGREEMENT

                         Dated as of November 25, 1996
                         -----------------------------

          dELiA*s INC., a Delaware corporation (the "Company"), hereby grants EVAN GUILLEMIN (the "Optionee"), residing at 375 Riverside Drive, New York, New York 10025, an option (the "Option") to purchase 250,000 shares of common stock of the Company (subject to adjustment pursuant to paragraph 5 below) (the "Option Shares") at the price per share to the public in the Company's initial public offering on or before February 28, 1997 (the "IPO") on the terms and conditions set forth in this agreement.

          1.   Exercisability.  Subject to the provisions of paragraphs 4(b) and
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5 below, the Optionee may exercise the Option with respect to 20% of the Option
Shares on and after July 21, 1997, with respect to an additional 20% of the Option Shares on and after July 21, 1998, with respect to an additional 20% of the Option Shares on and after July 21, 1999, with respect to an additional 20% of the Option Shares on and after July 21, 2000 and with respect to an additional 20% of the Option Shares on and after July 21, 2001; in no event, however, may the Option be exercised later than July 21, 2007.

          2.   Nontransferability.  The Option shall not be transferable by the
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Optionee otherwise than by will or by the laws of descent and distribution.
During the lifetime of the Optionee, the Option shall be exercisable only by the Optionee or his legal representative.
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          3.  Method of Exercise
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          (a) The Option is exercisable with respect to all, or from time to time with respect to any portion, of the Option Shares then permitted to be purchased under this agreement by delivering written notice of exercise of the Option, in the form prescribed by the board of directors of the Company or by the compensation committee of the board of directors of the Company (the "Committee"), to the president of the Company at the Company's principal office. Each such notice shall specify the number of Option Shares with respect to which the Option is being exercised (which number, if fewer than all the Option Shares permitted to be purchased under this agreement at that time, shall be 100 or an integral multiple of 100), and shall be accompanied by payment in full, in cash or by certified check, of the purchase price of such Option Shares (which also may be paid (at the Optionee's election and with the consent of the Company, which may be withheld for any reason or for no reason) by delivering Option Shares or all or a portion of the unexercised options, in such case valued by mutual agreement of the Optionee and the Company). The Company may require the person exercising the Option to pay the Company an amount sufficient to satisfy all applicable withholding tax requirements prior to the delivery of any stock certificates representing Option Shares. If the person exercising the Option so requests, Option Shares purchased may be issued in the name of the Optionee and another person jointly with right of survivorship.

          (b) If, at the time of an exercise of the Option, a registration statement under the Securities Act of 1933 is not effective with respect to the

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Option Shares issuable upon such exercise, and the Company believes the Option
Shares can be issued pursuant to an exemption from registration, it shall be a condition precedent to the effective exercise of the Option that the person exercising the Option give the Company a written representation and undertaking, satisfactory in form and substance to the Company, to assure compliance by the Company, on terms acceptable to the Company, with the provisions of the Securities Act of 1933 and any other applicable legal requirements.

          (c) The Company may place upon the face of any stock certificates representing Option Shares issued upon exercise of the Option appropriate legends referring to the provisions of any representation or undertaking referred to in this agreement and to assure compliance with the Securities Act of 1933.

          4.   Effect of Termination of Employment
               -----------------------------------

          (a) If the Optionee's employment with the Company terminates as a result of the Optionee's death or as a result of the Optionee's disability in accordance with the employment agreement dated __________, 1996 between the Company and the Optionee (the "Employment Agreement"), or if the Company terminates the Optionee's employment with the Company other than for Cause (as defined in the Employment Agreement) or if the Company effects a Constructive Discharge (as defined in the Employment Agreement) of the Optionee in accordance with the Employment Agreement (the foregoing circumstances are collectively referred to as "Paragraph 4(a) Termination Circumstances"), the Option shall become immediately exercisable with respect to all the Option Shares.

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          (b) If the Optionee's employment with the Company terminates for any reason other than in a Paragraph 4(a) Termination Circumstance, (i) the portion of the Option, if any, that was not yet exercisable pursuant to section 1 shall not thereafter become exercisable and (ii) if the employment terminates on or before July 22, 1997, Stephen I. Kahn ("SIK") may, but shall not be obligated to, purchase from the Optionee, and, upon exercise of such right the Optionee shall sell to SIK, 100,000 shares of Common Stock for $50,000.

          (c) If the Optionee's employment with the Company terminates for any reason, the Company may, but shall not be obligated to, (i) terminate all or any portion of the Option and (ii) purchase all or any Option Shares the Optionee shall have purchased; upon such termination and purchase, the parties shall effect the transactions contemplated by section 4(d). If the Company shall have exercised such right, the Optionee shall sell to the Company, and the Company shall purchase from the Optionee, at the closing referred to in paragraph (d) below, the number of Option Shares specified in the notice to the Optionee referred to in paragraph (d) below.

          (d) The rights of SIK and the Company pursuant to paragraphs (b) and
(c) above may be exercised by giving notice to the Optionee (i) in the event the Optionee's employment terminates in a Paragraph 4(a) Termination Circumstance, at any time during the 30-day period beginning on the fourth anniversary of the termination of employment (such anniversary date, the "Anniversary Date"), and
(ii) otherwise, not more than 30 days after the occurrence of the event giving rise to the right being exercised (or, in case such

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event is on or before July 21, 1997, at any time during the 30 days ending on
August 20, 1997).  If the Company exercises the right referred to in paragraph
(c) above, at the closing referred to in this paragraph, the Company shall pay the Optionee an amount equal to (i) the product of (A) the sum of (1) the number of Option Shares being purchased plus (2) the number of Option Shares subject to the portion of the Option being terminated (it being understood, however, that the portion of the Option being terminated shall exclude the portion of the Option that, in accordance with section 4(b)(i), will not become exercisable) and (B) the Average Price of a Share (as defined below) at the Specified Date (as defined below), reduced by (ii) the product of (A) the number of shares subject to the portion of the Option thus being terminated and (B) the purchase price per Option Share referred to in the first paragraph of this agreement.
The closing of a purchase and sale of Option Shares or a termination of the Option pursuant to paragraph (b) or (c) above shall take place on the date stated in the notice referred to above (which shall not be earlier than 10 days or later than 30 days after the giving of the notice) at 11:00 a.m. local time at the principal office of the Company, or such other date, time or place as the Optionee and the Company or SIK, as the case may be, may agree. At the closing, the Optionee shall sell, transfer and deliver to SIK or the Company, as the case may be, the Optionee's full right, title and interest in and to the Option Shares being sold, free and clear of all liens, claims, security interests and encumbrances, and shall deliver to SIK or the Company, as the case may be, a certificate or certificates representing the Option Shares, in each case duly endorsed for transfer or accompanied by appropriate

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stock transfer powers duly endorsed.  Simultaneously with delivery of such certificate(s), SIK or the Company, as the case may be, shall deliver to the Optionee the consideration (in cash or by check, bank draft or money order payable to the order of the Optionee) specified above.

          As used in this agreement, (y) "Average Price of a Share" on a particular date means the average of the reported closing sale price over the 20 preceding business days, or, if there were no sales on a particular business day, the average of the reported closing bid and asked prices regular way, in either case on the principal national securities exchange on which the common stock is listed or admitted to trading (based on the aggregate dollar value of all securities listed or admitted to trading) or, if not listed or admitted to trading on any national securities exchange, in the NASDAQ National Market System or, if the common stock is not listed or admitted to trading on any national securities exchange or quoted on the NASDAQ National Market System, the average of the closing bid and asked prices in the over-the-counter market as furnished by any New York Stock Exchange member firm selected from time to time by the Company for the purpose, or, if such prices are not available, the fair market value set by, or in a manner established by, the board of directors of the Company in its reasonable judgment and (z) "Specified Date" means (i) in the event the Optionee's employment terminates in a Paragraph 4(a) Termination Circumstance, the Anniversary Date, or (ii) otherwise, the date of the event giving rise to the right being exercised (or, in case such event is on or before July 21, 1997, on July 21, 1997).

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          (e) If the parties shall have mutually agreed in writing to the termination of the Optionee's employment and the termination of the Option and the parties also shall have mutually agreed that the provisions of this section 4(e), rather than the provisions of sections 4(a), (b), (c) and (d), shall be applicable, the Optionee may, by notice given to the Company in accordance with such written agreement, elect to have a single arbitrator located in the City of New York and selected by the American Arbitration Association (the "AAA") determine, in accordance with the rules of the AAA, the amount, if any, the Company should pay the Optionee in consideration for the termination of the Option. In that circumstance, any determination by the arbitrator shall be final, binding and conclusive, and the Company shall pay the amount the arbitrator so determines should be paid promptly after such determination.

          5.   Adjustments
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          (a) If there is any stock dividend, stock split or combination of shares of common stock of the Company, the number and kind of shares then subject to this agreement shall be proportionately and appropriately adjusted as determined by the board of directors of the Company (whose determination shall be final and binding); no change shall be made in the aggregate purchase price to be paid for all Option Shares subject to the Option, but the aggregate purchase price shall be allocated among all Option Shares after giving effect to such adjustment.

          (b) Subject to paragraph (c) below, if there is any other change in the common stock of the Company, including recapitalization,

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reorganization, exchange of shares, or a merger or consolidation in which the
Company is the surviving corporation, such adjustment, if any, shall be made in the shares then subject to this agreement as the board of directors or the Committee shall reasonably determine.

          (c) If the Company is merged into or consolidated with any other corporation, or substantially all the assets of the Company are sold, or the Company engages in a transaction that has substantially the same effect as a merger or sale of assets:

          (i) the Option shall immediately become exercisable with respect to 50% of the Option Shares as to which the Option is then not yet exercisable and the number of additional Option Shares on each July 21 thereafter pursuant to paragraph 1 above shall be reduced by 50%; and

          (ii) the Company shall (x) cause provision to be made for the continuance of the Option after such event, or for the substitution for the Option of an option covering the number and class of securities the Optionee would have been entitled to receive in such transaction, if the Optionee had been the holder of record of a number of shares of common stock of the Company equal to the number of Option Shares covered by the then unexercised portion of the Option, or (y) give to the Optionee written notice of its election not to cause such provision to be made and the Option shall become exercisable in full at any time during a period of 20 days, to be designated by the Company, ending before the effective date of such transaction, in which case the Option shall not be

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exercisable at all after the expiration of such 20-day period.  In no event, however, shall the Option be exercisable after July 21, 2007.

          6.   Effectiveness.  This agreement and the Option shall become
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effective upon the completion of the IPO; however, if the IPO is not completed by February 28, 1997, this agreement and the Option shall be null and void. This agreement and the Option, when they become effective, shall supersede and terminate all prior agreements among the parties (and, in the case of the Company, its predecessors) relating to the subject matter of this agreement, including, without limitation, the agreement between dELiA'S LLC, a New York limited liability company, and the Optionee dated as of July 22, 1996 (the "Original Agreement"). If this agreement does not become effective by February 28, 1997, the Original Agreement shall remain in effect.

          7.   No Rights.  Nothing in the Option shall confer on the Optionee
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any right to continue in the employ of the Company or to continue to perform services for the Company or interfere in any way with the right of the Company to terminate the Optionee's employment or services at any time or give any claim by the Optionee against the Company in respect of any such termination (other than any claim expressly set forth in the Employment Agreement). The Optionee shall not, by virtue of holding the Option, be entitled to any rights of a stockholder in the Company.

          8.   Administrative Regulations.   All decisions of the Committee or
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the board of directors, upon any question arising under the Option, shall be conclusive and binding upon the Optionee and any person to whom rights under

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this agreement may have been transferred by will or by the laws of descent and distribution.

          9.   Notices.  All notices, requests and documents to be given under
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this agreement shall be in writing and shall be either delivered personally or mailed by first-class registered or certified mail, return receipt requested, to the appropriate party.

          10.  Acceptance by Optionee.  The acceptance by the Optionee of the
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Option constitutes acceptance of and agreement to all the terms and conditions contained in this agreement.

          11.  Complete Statement; Governing Law.  This agreement contains a
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complete statement of all the terms of the Option, cannot be changed or terminated orally, and shall be governed by the law

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of the State of Delaware applicable to agreements made and to be performed in
Delaware.

                                                        dELiA*s Inc.


                                                        By:  /s/ Stephen I. Kahn
                                                             -------------------
                                                            Stephen I. Kahn
                                                            President

AGREED AND ACCEPTED:


/s/ Evan Guillemin
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Evan Guillemin


AGREED AND ACCEPTED (as to Paragraph 4):


/s/ Stephen I. Kahn
-------------------
Stephen I. Kahn


AGREED AND ACCEPTED (as to Paragraph 6):

DELIA'S LLC


By:  /s/ Stephen I. Kahn
     -------------------
     Stephen I. Kahn
     Executive Manager

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